Exhibit 99.1

FRIEDMAN INDUSTRIES, INCORPORATED EXPANDS WITH MAJOR ACQUISITION OF PLATEPLUS, INC. OPERATIONS

LONGVIEW, Texas, May 2, 2022 – Friedman Industries, Incorporated (“Friedman”) (NYSE American: FRD), a Texas-based company engaged in steel processing and distribution as well as pipe manufacturing through its division Texas Tubular Products, announced today that it has acquired two high-quality, strategically located facilities from Plateplus, Inc. (“Plateplus”), positioning Friedman as a leading North American steel service center with an expanded geographic presence, scale and processing capabilities. In addition to the facilities acquired, Friedman also purchased the steel inventory and customer relationships at two additional Plateplus locations. The parties executed an agreement related to the transaction on April 26, 2022 and closed the transaction effective at the end of business on April 30, 2022.

Friedman acquired the real estate, buildings, equipment, inventory, and other assets of Plateplus’ East Chicago, IN and Granite City, IL facilities. In addition, Friedman has acquired the steel inventory and customer relationships at Plateplus’ Loudon, TN and Houston, TX facilities. Business that was historically handled at Plateplus’ Loudon and Houston locations will be transitioned to Friedman’s facilities in Decatur, AL and Sinton, TX, respectively, providing immediate and meaningful operating efficiencies and cost synergies.

“Over the last several years, we have strategically invested in enhanced processing capabilities to meet virtually all customer needs, including our new stretcher leveler at our Decatur, AL facility and our new facility in Sinton, TX, that is expected to open later this year,” said Mike Taylor, President & Chief Executive Officer of Friedman. “This transaction and the processing capabilities it provides significantly enhance the strategic value of these recent investments. We are transforming our company with leading technologies and a broader geographic reach that will allow us to serve more customers with a larger portfolio of leading products. It catapults Friedman to a new level of providing quality, reliability and best-in-market product capability so we can more effectively service customers across North America.”

Under the terms of the agreement, Friedman acquired the assets for $63.8 million in cash and 516,041 shares of Friedman’s common stock. Fixed assets account for approximately $18 million of the purchase price with the remainder attributable to steel inventory. The final purchase price is subject to adjustment based on final inventory and assumed liabilities. Friedman financed the transaction through the expansion of its asset-based lending facility provided by JPMorgan Chase from $75 million to $150 million. After funding the transaction, Friedman’s borrowed balance under the facility was $72.5 million.

The acquired facilities provide temper passed cut-to-length sheet and plate with capabilities ranging from 16 gauge to 5/8” thick and width from 36” to 72”. The facilities will operate as part of Friedman’s coil product segment. The transformative acquisition is expected to more than double the annual volume of the coil product segment. Friedman’s coil segment sales volume for the twelve months ended March 31, 2022 was 152,000 tons. The sales volume for the acquired facilities was 163,000 tons for the same twelve-month period. Friedman strongly believes volume at the acquired facilities can be expanded further. Sales volume for the Loudon and Houston locations was 113,000 tons for the same twelve-month period. Friedman strongly believes it will be able to transfer substantially all of this volume to its Decatur and Sinton facilities. Friedman expects the transaction to be immediately accretive to operating results.

The acquired facilities offer highly efficient freight access, enabling Friedman to reach customers more efficiently with shortened lead times, which is expected to enhance customer satisfaction and Friedman’s competitiveness. Importantly, all Friedman locations are located on or near water, and five of six locations have rail receiving capabilities. These logistics help with supply optionality which Friedman believes is critical to success. With the Plateplus assets, Friedman will have a presence in the top steel consuming markets in North America, with facilities in East Chicago, IN; Granite City, IL; Hickman, AR; Decatur, AL; Lone Star, TX; and Sinton, TX.

The transaction also combines the two companies’ expansive customer and supplier networks, resulting in new opportunities to drive sales growth across a larger customer base and yielding additional supply chain efficiencies. By combining the Granite City and East Chicago facilities with Friedman’s existing operations and transferring volume from Plateplus’ Loudon and Houston facilities to Friedman facilities, Friedman expects to operate the new structure with cost and operating efficiencies, which should have an immediate impact on profitability. Friedman also anticipates further opportunities to enhance efficiencies through the additional throughput that is expected.

Friedman’s management team has deep familiarity with the acquired Plateplus assets, customers and key metal suppliers. Taylor previously served as President of Cargill’s metals service center business when the acquired facilities were part of the Cargill metals service center portfolio.

“I have worked closely with these assets and the talented teams at the East Chicago and Granite City facilities and welcome these employees to Friedman,” continued Taylor. “We also look forward to working alongside Plateplus’ current owner, Metal One Corporation, which will become a valued and important shareholder of Friedman and brings domestic and global metals supply chain expertise.”

Additional information related to the transaction is available on the investors portion of Friedman’s website.

Montrose Advisors served as financial advisor and Norton Rose Fulbright served as legal advisor to Friedman Industries for this transaction.

ABOUT FRIEDMAN INDUSTRIES

Friedman Industries, Incorporated (“Company”), headquartered in Longview, Texas, is a manufacturer and processor of steel products with operating plants in Hickman, Arkansas; Decatur, Alabama; East Chicago, Indiana; Granite City, Illinois and Lone Star, Texas. The Company has two reportable segments: coil products and tubular products. The coil product segment consists of the operations in Hickman, Decatur, East Chicago and Granite City where the Company processes hot-rolled steel coils. The Hickman, East Chicago and Granite City facilities operate temper mills and corrective leveling cut-to length lines. The Decatur facility operates a stretcher leveler cut to length line. The Company has an additional coil segment location under construction in Sinton, Texas with operations expected to commence in August 2022. The tubular product segment consists of the operations in Lone Star where the Company manufactures electric resistance welded pipe and distributes pipe through its division Texas Tubular Products.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and such statements involve risk and uncertainty. Forward-looking statements include those preceded by, followed by or including the words “will,” “expect,” “intended,” “anticipated,” “believe,” “project,” “forecast,” “propose,” “plan,” “estimate,” “enable,” and similar expressions, including, for example, statements about our business strategy, our industry, our future profitability, growth in the industry sectors we serve, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions, future production capacity, future hedging activity, expected opening of our Sinton facility, the timing of business transfer completion from Plateplus’ operations in Loudon and Houston to Friedman’s operations in Decatur and Sinton, the impact of this transaction on future sales volume, product quality and estimates and projections of future activity and trends in the oil and natural gas industry. These forward-looking statements may include, but are not limited to, future changes in the Company’s financial condition or results of operations, future production capacity, product quality and proposed expansion plans. Forward-looking statements may be made by management orally or in writing including, but not limited to, this news release.

Forward-looking statements are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Although forward-looking statements reflect our current beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.

Actual results and trends in the future may differ materially depending on a variety of factors including, but not limited to, changes in the demand for and prices of the Company’s products, the continuing impact of the COVID-19 pandemic, changes in government policy regarding steel, changes in the demand for steel and steel products in general and the Company’s success in executing its internal operating plans, including the cost, timing and successful commissioning of our new stretcher leveler line in Sinton, changes in and availability of raw materials, our ability to satisfy our take or pay obligations under certain supply agreements, unplanned shutdowns of our production facilities due to equipment failures or other issues, the results of our hedging activities, increased competition from alternative materials and risks concerning innovation, new technologies, products and increasing customer requirements. Accordingly, undue reliance should not be placed on our forward-looking statements. Such risks and uncertainty are also addressed in our Management’s Discussion and Analysis of Financial Condition and Results of Operations and other sections of the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Company’s Annual Report on Form 10-K and its other Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent law requires.

CONTACT:

Mr. Alex LaRue

Chief Financial Officer, Secretary and Treasurer

(903)758-3431